SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 1, 2004

NewMarket Corporation

(Exact name of Registrant as specified in charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-5000

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

On July 1, 2004, NewMarket Corporation (the “Company”) issued a press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, reporting that Ethyl Petroleum Additives, Inc., a wholly-owned subsidiary of the Company, had changed its name to Afton Chemical Corporation.

On July 1, 2004, the Company issued a press release, attached as Exhibit 99.2 hereto and incorporated herein by reference, announcing the new management of Ethyl Corporation, a wholly-owned subsidiary of the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press Release issued by the Company on July 1, 2004

99.2	Press Release issued by the Company on July 1, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2004

NEWMARKET CORPORATION

By:	/s/ David A. Fiorenza
David A. Fiorenza
Vice President and Treasurer

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Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by the Company on July 1, 2004

99.2	Press Release issued by the Company on July 1, 2004

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